                                                                EXHIBIT 10(c)(5)



                   MODIFICATION AND/OR EXTENSION AGREEMENT

THE STATE OF TEXAS:

COUNTY OF GRIMES:

        WHEREAS, BODYBILT SEATING, INC., a Texas Corporation, acting by and through its duly authorized President, Mark A. McMillan (hereinafter referred to as "Borrower", whether one or more), whose mailing address is 4455 Carter Creek Parkway, Bryan, Brazos County, Texas 77802, is indebted to FIRST NATIONAL BANK OF BRYAN (herein referred to as "Lender"), pursuant to a promissory note dated May 26, 1994, in the original principal sum of FIVE HUNDRED SEVENTY-ONE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($571,500), executed by Borrower and payable to Lender (herein referred to as "Note") which Note is secured by the following:

                (1) Deed of Trust from Borrower to WILLIAM D. BARKLEY, Trustee for the benefit of Lender, dated May 26, 1994, and recorded in Volume 743, Page 451 of the Official Records of GRIMES County, Texas, (herein referred to as "Deed of Trust") covering the following described real property, to-wit:

                    Being 7.45 acres of land, more or less, being partly out of the D. TYLER SURVEY, Abstract No. 55 and partly out of the
                    D. ARNOLD SURVEY, Abstract No. 2 and also being known as a part of Lot 1, Block 1, McLEMORE SHOPPING CENTER SUBDIVISION, City of Navasota, Grimes County, Texas, according to map or plat thereof recorded in Volume 380, Page 37, Real Property Records of Grimes County, Texas, and being more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes (hereinafter referred to as "Property"); and

                (2) Assignment of Rents, Leases and Other Benefits dated May
                    26, 1994, executed by Bodybilt Seating, Inc., as Assignor and First National Bank of Bryan, as Assignee (herein referred to as "Assignment");

                (3) Security Agreement (herein referred to as "Security
                    Agreement") dated May 26, 1994 executed by BODYBILT SEATING, INC., as Debtor, to FIRST NATIONAL BANK OF BRYAN, as Secured Party, together with UCC-1 Financing Statements filed of record in the UCC (Personal Property) Records of Grimes County, Texas and with the Secretary of State's Office, against the following personal property:

                a. Any and all present and future personal property, furniture, furnishings, goods, equipment (save and except inventory and manufacturing equipment unless otherwise secured), heating and air conditioning equipment, carpet, rugs, shades, blinds, draperies, plumbing pipes and fixtures, bathroom facilities, lighting, ventilating, refrigerating, cooking and laundry equipment, stoves, hoods, disposals, refrigerators, swimming pool equipment and related apparatus, yard care machinery, and such other goods and chattels and personal property now owned by Debtor or hereafter acquired by Debtor, as are ever used or furnished in operating of the building or buildings or the activities conducted therein located on the Property and/or ever used or furnished in the operation of the Property, and all renewals or replacements thereof, or articles in substitution therefor, whether or not the same are or shall be attached to the said building or buildings in any manner.

                b. Any and all plans and specifications for development or construction of the Improvements on the Property or for the repair or remodeling of the Improvements on the Property.

                c. Any and all contracts and subcontracts and tenant leases including but not limited to that certain Lease Agreement dated May 24, 1979, by and between Brookshire Brothers, Inc., as Lessee, and Quinten McLemore, as Lessor, subsequently assigned to Debtor, relating to the Property.

                d. Any and all accounts, contract rights, instruments, documents, general intangibles and chattel paper arising from or by virtue of any transactions related to the Property.

                e. Any and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Property.

                f. All rights, title and interests of Debtor in and to the name "Navasota Shopping Center" for use as the trade name of the Property hereinafter described.



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                g.  Any and all proceeds arising from or by virtue of the
                    sale, lease or other disposition of any of the foregoing property and items set forth in paragraphs (a) through (f) above.

                h. Any and all proceeds payable or to be payable under each policy of insurance relating to the item set forth in paragraphs (a) through (f) and the Property.

                i. Any and all proceeds arising from the taking of all or a part of the Property for any public or quasi-public use under any law, or by right of eminent domain, or by private or other purchase in lieu thereof.

                j. All building materials or equipment now or hereafter delivered to the land herein described and intended to be installed thereon or in any improvements erected or to be erected thereon.

                k. All future replacements and substitution for betterments of, and accessions and additions to the property described or referred to in paragraphs (a) through (j).

                l. All other interest of every kind and character that Debtor now has or at any time hereafter acquires in and to the property described or referred to in paragraphs (a) through
                    (k) above, and all property that is used or useful in connection with the Property.

                m. All proceeds arising from or by virtue of the sale, lease or other disposition of all or any part of the Property, including oil, gas and other minerals.

                n. All rents, revenues, lease payments, charges, purchase price profits, insurance proceeds arising from or payable under that certain Lease as to a part of the Property, being that Lease in writing dated May 24, 1979, entered into by and between Brookshire Brothers, Inc., as Lessee, and Quinten McLemore, as Lessor, and all amendments and addendums thereto, which has been transferred and assigned to Debtor; and

        (herein collectively referred to as "Property")

        WHEREAS, said Note is additionally secured by a Security Agreement (herein included in the reference term "Security Agreement") dated May 26, 1994 executed by BODYBILT SEATING, INC., as Debtor, to FIRST NATIONAL BANK OF BRYAN, as Secured Party, together with UCC-1 Financing Statements filed of record in the UCC (Personal Property) Records of Grimes County, Texas and with the Secretary of State's Office, against the following personal property:

        Life Insurance Policy No. 0008636700 issued by JACKSON NATIONAL LIFE INSURANCE COMPANY of Lansing, Michigan on December 20, 1990 insuring the life of MARK ALLEN McMILLAN, and all cash value, dividends and proceeds therefrom (referred included in the reference term "Property");

        WHEREAS, MARK A. McMILLAN, (herein referred to as "Guarantor"), by instrument dated May 26, 1994 guaranteed payment of the herein described Note; and

        WHEREAS, Borrower and Guarantor have requested Lender and Lender has agreed to modify, renew and extend said Note, Deed of Trust, Assignment, Security Agreement and any other security instruments or loan documents executed and delivered relative to said Note, as to payments, dates of payments, maturity date, interest rate, and other terms as hereinafter provided and Borrower further desires to acknowledge the validity and enforceability, and the renewal and extension of all liens and security interests against the Property and/or other collateral granted to Lender to secure said Note and other indebtednesses therein referenced.

        NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) paid by Borrower and Guarantor to Lender receipt and sufficiency of which is hereby acknowledged and in consideration of the premises and the further consideration of the advantages to accrue to all parties of this Agreement, Lender and Borrower and Guarantor hereby covenant and agree as follows:

                                     I.

        Borrower and Guarantor hereby acknowledge that the unpaid principal balance of the Note as of May 31, 1995 is FOUR



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HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($490,000.00).

                                     II.

        The parties hereto, Borrower, Guarantor, and Lender, agree to revise, modify, rearrange, change and/or extend the terms, covenants and provisions of the Note, Deed of Trust, Assignment, Security Agreement, and any other security instruments and/or loan documents of Lender, as follows, which provisions shall be effective as of the 31st day of May, 1995:


                Interest on the principal balance hereof from time to time remaining unpaid prior to maturity shall accrue at a varying rate of interest per annum, equal to the lesser of (a) the Maximum Lawful Rate, or (b) THREE-FOURTHS percent (0.75%) plus the Prime Rate of First National Bank of Bryan, Bryan, Brazos County, Texas in effect from day to day calculated, unless otherwise provided herein, on the basis of three hundred sixty (360) days per year. PROVIDED HOWEVER, in no event shall the interest rate charged on the unpaid principal balance of this Note exceed eighteen percent (18%) per annum. As used herein, the term "Maximum Lawful Rate" means the greatest of the non-usurious rates of interest from time to time permitted under applicable United States Federal law and Texas law. To the extent of the applicability of Chapter One ("Chapter One") of Title 79, Texas Revised Civil Statutes 1925 as amended (the "Texas Credit Code"), the Maximum Lawful Rate shall be the highest permitted rate based upon the indicated rate ceiling (as defined in Chapter One). The Maximum Lawful Rate shall be applied by taking into account all amounts characterized by applicable law or interest on the debt evidenced by the Note, so that the aggregate of all interest does not exceed the maximum non-usurious amount permitted by applicable law. If the Maximum Lawful Rate is increased or removed by statute or other governmental actions subsequent to the date of this Note, then the new Maximum Lawful Rate, if any, will be applicable to this Note from the effective date of the new Maximum Lawful Rate unless such application is precluded by statute or governmental action or by the general law of the jurisdiction governing this Note. The term "Prime Rate" means the interest rate established and quoted from time to time by First National Bank of Bryan, Bryan, Brazos County, Texas, as its prime commercial loan rate, whether or not such rate is charged in each instance. Any change in the interest rate resulting from a change in Prime Rate or in the Maximum Rate, as the case may be, shall be effective, without notice to Maker, on the same date as such change. If a published annual prime interest rate ceases to be made available by the First National Bank of Bryan, or by any successor thereto, the Note Holder will set the Note interest rate by using a comparable index.

                Interest computed on the unpaid principal balance is payable monthly as it accrues on the same dates as and in addition to the installments of principal.

                The principal shall be due and payable in monthly installments of TWO THOUSAND SEVEN HUNDRED TWENTY-TWO AND 23/100 DOLLARS ($2,722.23) each, on or before the 31st day of each and every calendar month, beginning the 30th day of June, 1995 and continuing regularly and monthly thereafter until the 31st day of May, 2000, when all unpaid principal and accrued unpaid interest shall be due and payable in full.

                Interest computed on the unpaid principal balance is payable monthly as it accrues on the same dates as and in addition to the installments of principal.

                Any principal of and to the extent permitted by applicable law, any interest on this Note which is not paid within fifteen (15) days from the date due, shall bear interest, from the date due and payable until paid, payable on demand, at a varying rate per annum equal to the lesser of (i) the Maximum Lawful Rate as defined above or (ii) the Past Due Rate.

                The term "Past Due Rate" as used in this Note means on any day, a rate per annum equal to eighteen percent (18%) computed using the annual basis described below.

                FUNDS FOR TAXES AND INSURANCE. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the 31st day of each month beginning June 30, 1995, in addition to any monthly payments of principal and interest payable under the Note, until the
        Note is paid in full, a sum (herein "Funds") equal to one-twelfth of the yearly taxes and assessments against the above described Property which may attain priority over this Deed of Trust which secures the Note and any Modification and/or Extension Agreement and ground rents on the Property, if any, plus one-twelfth of yearly premium installments for hazard insurance, if any, if required by Lender, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Lender acknowledges granting to Borrower a waiver of the escrow for hazard insurance premiums by written letter of even date therewith until such time as Lender may in the future exercise its right to require such hazard insurance escrow payment by giving Borrower written notice.

                The Funds shall be held in an institution the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said taxes, assessments, insurance premiums and ground rents. Lender may not charge for so holding and


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        applying the Funds, analyzing said account or verifying and compiling said assessments and bills, unless Lender pays Borrower interest on the Funds, and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Modification and/or Extension Agreement that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires such interest to be paid, Lender shall not be required to pay Borrower any interest or earnings on the Funds. Lender shall give to Borrower without charge, an accounting of the Funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by the Deed of Trust and this Modification and/or Extension Agreement.

                If the amount of the Funds held by lender, together with the future monthly installments of Funds payable prior to the due dates of taxes, assessments, insurance premiums and ground rents, shall exceed the amount required to pay said taxes, assessments, insurance premiums and ground rents as they fall due, such excess shall be, at Borrower's option, either promptly repaid to Borrower or credited to Borrower on monthly installments of Funds. If the amount of the Funds held by Lender shall not be sufficient to pay taxes, assessments, insurance premiums and ground rents as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty
        (30) days from the date notice is mailed by Lender to Borrower requesting payment thereof.

                Upon payment in full of all sums secured by the Deed of Trust and this Modification and/or Extension Agreement, Lender shall promptly refund to Borrower any Funds held by Lender. If, however, the Property is sold under the foreclosure provision of the Deed of Trust or the Property is otherwise acquired by Lender, Lender shall apply, immediately prior to the sale of the Property or its acquisition by Lender, any Funds held by Lender at the time of application as a credit against the sums secured by the Deed of Trust and this Modification an/or Extension Agreement.

                NOTWITHSTANDING ANY PROVISION CONTAINED HEREIN TO THE CONTRARY, IN NO EVENT SHALL THE INTEREST RATE CHARGED ON THE UNPAID PRINCIPAL BALANCE OF THIS NOTE EXCEED EIGHTEEN PERCENT (18%) PER ANNUM.

                For the purposes of this agreement, "Bank", Note Holder", "Holder" and "Lender" shall mean FIRST NATIONAL BANK OF BRYAN or anyone who takes the Note by transfer and who is entitled to receive payments under the Note. Borrower shall mean BODYBILT SEATING, INC., a Texas Corporation, acting by and through its duly authorized President, Mark
        A. McMillan. Guarantor shall mean MARK A. McMILLAN.

                                     III.

        The Note herein modified and/or extended as well as this instrument has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas and the United States of America, except that Texas Revised Civil Statutes Annotated, Art. 5069, Chp. 5, as amended, (which regulates certain revolving credit loan accounts and revolving tri-party accounts), shall not apply hereto.

                                     IV.


        It is understood and agreed by Borrower and Guarantor that, except as to such changes and modification made herein, said Note, as originally written, shall remain in all respects unchanged, and that the balance owing thereon shall be due and payable in the manner therein set out and, except as otherwise modified by this instrument, the Guaranty Agreement, the said Deed of Trust, Assignment, Security Agreement and any and all other security instruments and loan documents executed and delivered relative to said Note, therein described and herein described securing the payment of said Note, as well as all liens, and security interest against the Property and/or other collateral, and the terms, covenants, provisions and conditions therein contained, shall remain and continue in full force and effect until the full and final payment of said Note and all indebtedness of Borrower evidenced by said instruments.

                                      V.


        That Lender hereby agrees to the modification and/or extension of the terms of the Note to the extent herein specifically set forth, but only on the condition that this Modification and/or Extension shall not prejudice any present or future rights, remedies or powers belonging or accruing to Lender under the terms of the Note as hereby modified, rearranged and/or extended or the Guaranty


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Agreement or the Deed of Trust, Assignment, Security Agreement, or any other security instrument and loan documents executed and delivered to Lender relative to said Note. Provided further, Borrower hereby agrees that this Modification and/or Extension Agreement is in no way given as a release or taken in extinguishment of any part of the indebtedness represented by the Note, the Guaranty Agreement, the Deed of Trust, Assignment, Security Agreement and/or other security instruments and loan documents and/or the liens and security interest securing said indebtedness.

                                     VI.


        By these presents, Borrower and Guarantor reaffirm and agree to pay and discharge all of the original obligations of Borrower under the Note, Deed of Trust, Assignment, Security Agreement and other security instruments and loan documents executed and delivered relative thereto after the date hereof as modified and/or extended hereby. Borrower hereby agrees that the Deed of Trust, Assignment, Security Agreement and all other security instruments and loan documents creating liens and/or security interests against the above described Property or other collateral described therein to secure the Note and all indebtedness evidenced by the Note, Deed of Trust, Assignment, Security Agreement or other security instrument or loan document and this Agreement, herein described, are valid and subsisting and that all such liens and security interests thereto are hereby in all things renewed, extended and carried forward to secure the Note, and the indebtedness evidenced by the Deed of Trust, Assignment, Security Agreement, other security instruments and loan documents and this Agreement and Borrower further agrees that all terms, covenants, provisions, and conditions of the Deed of Trust, Assignment, Security Agreement and all other security instruments and loan documents creating and/or affixing liens and/or security interest against the above described Property and/or other collateral therein described securing said Note and indebtedness are valid and remain in full force and effect and are hereby so renewed and extended.

        Borrower and Guarantor hereby confirm, adopt, reaffirm, and establish that Borrower and Guarantor are legally obligated to pay the Note and all indebtedness evidenced by the Note, Deed of Trust, Assignment, Security Agreement and other security instruments as modified and/or renewed and extended hereby and confirms Borrower's and Guarantor's liability for payment of the same and if Borrower and Guarantor are not presently primarily liable for the payment of said indebtedness and Note, then Borrower and Guarantor do hereby expressly assume the payment thereof.

        Borrower further reaffirms and confirms that the Deed of Trust, Assignment, Security Agreement and other security instruments and the liens and security interests created thereby against the Property and collateral herein and therein described as renewed and extended herein shall additionally secure all funds hereafter advanced by Lender to or for the benefit of Borrower, as contemplated by any covenant or provision contained in the Deed of Trust, Assignment, Security Agreement and/or other security instruments or for any other purpose, and shall secure all other indebtedness, of whatever kind or character, now owing or which may hereafter become owing by Borrower to Lender, whether such indebtedness is evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Borrower may hereafter become indebted to Lender in a further sum or sums. All such indebtedness secured shall be payable to Lender, at the address herein given, or at such other address as the Lender may in writing direct; and unless otherwise provided in the instruments evidencing said indebtedness, the indebtedness shall bear interest at the same rate per annum as the said Note bears, from date of accrual of said indebtedness and/or indebtednesses until paid.


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                                     VII.


        Borrower covenants and warrants that the Note, Deed of Trust, Assignment, Security Agreement and other security instruments and loan documents are not in default after giving effect to this modification and/or extension herein granted either with or without notice or lapse of time or both; that there are no oral agreements, defenses, counterclaims or offsets to the Note, Deed of Trust, Assignment, Security Agreement, Guaranty Agreement, and/or other security instruments and/or loan documents. Borrower also acknowledges that Borrower has no present or future claims against Lender for any representations, misrepresentations, actions or inactions, arising out of or associated with the Note, Deed of Trust, Assignment, Security Agreement, and/or other security documents or transactions associated or related therewith. For and in consideration of this modification and/or extension by Lender, Borrower and Guarantor further hereby release, relinquish and forever discharge Lender as well as its predecessors, successors, assigns, agents, officers, directors, employees, attorneys and representatives, of and from any and all claims, demands, actions and causes of actions of any and every kind or character, whether known or unknown, present or future, which Borrower and/or Guarantor may have against Lender, its predecessors, successors, assigns, agents, officers, directors, employees, attorneys and representatives arising out of or with respect to any and all transactions relating to the Note, Deed of Trust, Assignment, Security Agreement, Guaranty Agreement and/or other loan documents and/or security instruments, occurring prior to the date hereof, including, but not limited to, the right to claim that Lender or any other party has charged, collected, and/or received usurious interest under the Note, Deed of Trust, Assignment, Security Agreement and/or other security documents and loan documents, and any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender and its predecessors, successors, assigns, agents, officers, directors, employees, attorneys, and representatives, on or prior to the date hereof, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corruption Organizations Act, intentional or negligent infliction of mental duress, distress, tortious interference with contractual relations, tortious interference with corporate governance or perspective business advance, breach of contract, deceptive trade practices, libel, or slander.

                                    VIII.

        The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of acceleration of the maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision hereof or of the Note or any mortgage, Deed of Trust, Assignment, Security Agreement, Guaranty Agreement, security instrument, loan agreement or other document now or hereafter evidencing, securing or pertaining to the Note or this agreement, at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing on the Note and/or this Agreement in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the


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

unpaid balance of principal, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Note to Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law.

                                      IX.

         Borrower and Guarantor agree to pay and/or reimburse to Lender all costs incurred in connection with the execution and consummation of this Agreement, including without limitation, all recording costs, title policy premiums, and fees and expenses of attorneys incurred by Lender, if any.

                                       X.

         The execution of this Agreement by Borrower and Guarantor shall not be construed as a waiver of any right or options which Lender may have in the event of default by Borrower under the terms of the Note, as modified and/or extended herein, the Deed of Trust, Assignment, Security Agreement, the Guaranty Agreement, or other security instruments, loan documents, guaranties, or under any other instruments securing or guaranteeing the payment thereof or executed and delivered in connection therewith.

                                      XI.

         Time is of the essence in the performance of the covenants contained herein and under the terms of the Note, Deed of Trust, Assignment, Security Agreement and/or other security instruments, loan documents, guaranties, and liens and security interests.

                                      XII.

         THE EXECUTION OF THIS MODIFICATION, REARRANGEMENT AND/OR EXTENSION AGREEMENT DOES NOT OBLIGATE LENDER TO MAKE ANY FURTHER RENEWAL, EXTENSION OR OTHER MODIFICATION OF THE NOTE. BORROWER AND GUARANTOR ACKNOWLEDGE THAT THERE EXISTS NO OBLIGATION BY LENDER TO FURTHER MODIFY, RENEW, AND/OR EXTEND THE TERMS OF THE NOTE. BORROWER AND GUARANTOR ACKNOWLEDGE THAT ANY OTHER REQUESTED RENEWALS, EXTENSIONS OR MODIFICATIONS OF THE NOTE ARE ONLY UPON THE SOLE APPROVAL AND THE SOLE DISCRETION OF THE LENDER AND BY EXECUTION HEREOF, BORROWER AND GUARANTOR ACKNOWLEDGE THAT IF NOT OTHERWISE HEREAFTER MODIFIED, REARRANGED AND/OR EXTENDED BY THE LENDER, THE UNPAID PRINCIPAL AND UNPAID ACCRUED INTEREST OF THIS NOTE SHALL BE DUE AND PAYABLE IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH II OF THIS AGREEMENT, WITH THE FINAL PAYMENT OF ALL UNPAID PRINCIPAL AND UNPAID ACCRUED INTEREST BEING DUE ON MAY 31, 2000.

                                     XIII.

         As used in this Agreement, whenever the context so requires, the masculine, feminine or

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
neuter gender, and the singular or plural number, shall each be deemed to include the others.

                                      XIV.

         The terms of this Modification and/or Extension Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal and legal representatives, executors, administrators, successors and assigns.

                                      XV.

         NOTICE TO CONSUMER: UNDER TEXAS LAW, IF YOU CONSENT TO THIS
AGREEMENT, YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS EIGHTEEN PERCENT (18%) PER YEAR.

         In testimony hereof the undersigned have caused this instrument to be executed effective as of May 31, 1995.

                                               BORROWER:

                                               BODYBILT SEATING, INC.

                                               By: /s/ MARK A. MCMILLAN
                                                  ----------------------------
                                                       Mark A. McMillan
                                                       President


                                               GUARANTOR:

                                                /s/ MARK A. MCMILLAN
                                               -------------------------------
                                               MARK A. McMILLAN


                                               LENDER:

ATTEST:                                        FIRST NATIONAL BANK OF BRYAN

Name:                                          By:
     ----------------------------------           -----------------------------
     Name:                                           Name:
     Title:                                          Title:



                        GUARANTOR'S CONSENT AND APPROVAL


        The undersigned, being a Guarantor of that certain Promissory Note ("Note") described herein in the original principal sum of $571,500.00, dated May 26, 1994, executed by Borrowers and made payable to FIRST NATIONAL BANK OF BRYAN, having signed a Guaranty Agreement dated May 26, 1994 do hereby consent to, approve and ratify the foregoing Modification and/or Extension Agreement of said Note and the Deed of Trust, Assignment and/or Security Agreement which secures the same and does hereby agree to all of the terms, covenants and conditions of the above and foregoing Modification and/or Extension Agreement, and further declares and agrees that the terms, provisions and conditions of his Guaranty Agreement shall and does hereby include the terms and provisions of this Modification and/or Extension Agreement, and is in full force and effect and enforceable, and shall continue to be in full force and effect and enforceable until such time as the said Note and all other indebtednesses so guaranteed have been paid in full and the terms, provisions and conditions of this Agreement and the Deed of Trust, Assignment and/or Security Agreement securing said Note and indebtedness have been performed in full and/or has been released in full by the Holder of said Note.

        EXECUTED effective May 31, 1995.             /s/ MARK A. MCMILLAN
                                                    ---------------------------
                                                    MARK A. McMILLAN




THE STATE OF TEXAS:

COUNTY OF BRAZOS  :

         This instrument was acknowledged before me on this the 1st day of June, 1995, by MARK A. McMILLAN, individually and as President of BODYBILT SEATING, INC., a Texas Corporation, on behalf of said Corporation and in the capacity therein stated.


                                                    /s/ VIRGINIA K. LEIGHMAN
                                                    ---------------------------
                                                    NOTARY PUBLIC in and for
                                                    The State of Texas



THE STATE OF Texas:

COUNTY OF Brazos:

          This instrument was acknowledged before me on this the _________ day of May, 1995, by _________________________________,
_____________________________ of FIRST NATIONAL BANK OF BRYAN, a Banking Corporation, on behalf of said Corporation and in the capacity therein stated.



                                              ---------------------------------
                                              NOTARY PUBLIC in and for
                                              The State of Texas

                                                                       EXHIBIT A
                                                               Page 1 of 2 Pages

                               Vol 743 Page 460
                                 FIELD NOTES


All that certain tract or parcel of land lying and being situated in Grimes County, Texas and being a part of the D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas and more fully described as follows.

BEGINNING at a found 3/8 inch iron rod for the NE corner of called 15.00 acre tract mentioned above in the West R.O.W. line of the State Highway #6 Bypass Loop and the SE corner of a called 12.656 acre tract described in a Deed from John Haynie Stoneham, et al, to Quinten McLemore dated May 13, 1981, of record in Vol. 420, Page 639, Real Property Records of Grimes County, Texas.

THENCE S 8 deg. 57 min. 21 sec. E, 582.02 ft., along the West R.O.W. line of the State Highway #6 Bypass Loop and East line of called 15.00 acre tract to a found 3/8 inch iron rod for the SE corner of the tract of land herein described.

THENCE S 81 deg. 35 min. 08 sec. W, 650.52 ft., along the South line of the tract of land herein described to a set 1/2 inch iron rod for its SW corner.

THENCE N 8 deg. 57 min. 36 sec. W, 444.50 ft. along the West line of called
15.00 acre tract and West line of the tract of land herein described to a set 1/2 inch iron rod for its NW corner in the South line of called 12.656 acre tract.

THENCE N 69 deg. 37 min. 37 sec. E, 663.66 ft., along the North line of called
15.00 acre tract and South line of called 12.656 acre tract to THE PLACE OF BEGINNING CONTAINING 7.665 acres of land.


DATED this the 9 day of May, 1994

SIGNED: /s/ ROBERT LEE BOSSE, JR.
       ------------------------------------------
            Robert Lee Bosse, Jr.
            Registered Professional Land Surveyor
            State of Texas No. 3927



                            RECORDER'S MEMORANDUM

AT THE TIME OF RECORDATION THIS INSTRUMENT WAS FOUND TO BE INADEQUATE FOR THE BEST PHOTOGRAPHIC REPRODUCTION BECAUSE OF ILLEGIBILITY, CARBON, OR PHOTO COPY, DISCOLORED PAPER, ETC. ALL BLOCKOUTS, ADDITIONS AND CHANGES WERE PRESENT AT THE TIME THE INSTRUMENT WAS FILED AND RECORDED.

                                                                      EXHIBIT A
                                                              Page 2 of 2 Pages


                                  SURVEY MAP

                              VOL 743  PAGE 461


The undersigned does hereby certify that this survey was this day made on the ground of the property located in Grimes County, Texas and being a part of the
D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore, dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas, that there are no overlappings of improvements, encroachments, easements, except as shown hereon and that the property shown above as 7.665 acres is located within a Special Flood Hazard Area according to the Flood Hazard Boundary Map, Community Panel No. 480265 0005A, dated February 4, 1988 for the City of Navasota, Texas. However, according to said Flood Hazard Boundary Map the property shown above is located in an Area known as Zone A and by the Legend on said Map there were no elevations run by The Federal Emergency Management Agency to determine the base Flood Elevations of the property shown above or any other Areas shown as Zone A.

DATED this the 9 day of May, 1994


SIGNED:     ROBERT LEE BOSSE, JR.
        -----------------------------------------
            Robert Lee Bosse, Jr.
            Registered Professional Land Surveyor
            State of Texas No. 3927


                                            [STATE OF TEXAS LAND SURVEYOR SEAL]

                            RECORDER'S MEMORANDUM

AT THE TIME OF RECORDATION THIS INSTRUMENT WAS FOUND TO BE INADEQUATE FOR THE BEST PHOTOGRAPHIC REPRODUCTION BECAUSE OF ILLEGIBILITY, CARBON, OR PHOTO COPY, DISCOLORED PAPER, ETC. ALL BLOCKOUTS, ADDITIONS AND CHANGES WERE PRESENT AT THE TIME THE INSTRUMENT WAS FILED AND RECORDED.